                                                                   EXHIBIT 10.17



                       STANDARD INDUSTRIAL LEASE AGREEMENT




                 157,704 SQUARE FOOT OFFICE DISTRIBUTION CENTER
                              INTERNATIONAL PARKWAY
                                CARROLLTON, TEXAS




                      CB MIDWAY INTERNATIONAL, LTD., LESSOR

                             GADZOOKS, INC., LESSEE




                         EXECUTION DATE: AUGUST 23, 1996

                                TABLE OF CONTENTS

                       STANDARD INDUSTRIAL LEASE AGREEMENT
                                 BY AND BETWEEN
               CB MIDWAY INTERNATIONAL PARTNERS, LTD., AS LESSOR,
                                       AND
                            GADZOOKS, INC., AS LESSEE


                                                                                                               PAGE
                                                                                                               ----


1.       PREMISES AND TERM........................................................................................1
         A.       Building to be Constructed or Shell Space.......................................................1
         (i)         Preparation of Design........................................................................1
         (ii)        Construction.................................................................................2
         (iii)       Excused Delays...............................................................................3
         (iv)        Move In Period...............................................................................3
         (v)         DISCLAIMER OF CONSTRUCTION WARRANTIES........................................................3
         (vi)        Third-Party Warranties.......................................................................3
         (vii)       Change Orders................................................................................4
         (viii)      Substantial Completion.......................................................................4
         (ix)        Punch List...................................................................................5
         (x)         Late Completion..............................................................................5
         B.       Office Finish...................................................................................5
         (i)         Preparation of Office Plans..................................................................5
         (ii)        Interior Finish Allowance....................................................................6
         (iii)       Bid of Interior Finish.......................................................................6
         C. Failure to Occupy or Lessee Delay.....................................................................6
2.       BASE RENT, SECURITY DEPOSIT AND OPERATING EXPENSES.......................................................7
3.       TAXES....................................................................................................9
4.       LESSOR'S REPAIRS AND MAINTENANCE........................................................................10
5.       LESSEE'S REPAIRS AND MAINTENANCE........................................................................11
6.       ALTERATIONS.............................................................................................13
7.       SIGNS...................................................................................................13
8.       UTILITIES...............................................................................................14
9.       INSURANCE...............................................................................................14
10.      FIRE AND CASUALTY DAMAGE................................................................................16
11.      LIABILITY AND INDEMNIFICATION...........................................................................17
12.      USE.....................................................................................................17
13.      INSPECTION..............................................................................................18
14.      ASSIGNMENT AND SUBLETTING...............................................................................19
15.      CONDEMNATION............................................................................................20
16.      HOLDING OVER............................................................................................20
17.      QUIET ENJOYMENT.........................................................................................21
18.      EVENTS OF DEFAULT.......................................................................................21
19.      REMEDIES................................................................................................22

20.      MORTGAGES...............................................................................................25
21.      MECHANIC'S LIENS........................................................................................25
22.      LESSOR'S LIEN...........................................................................................26
23.      HAZARDOUS MATERIALS.....................................................................................26
24.      MISCELLANEOUS...........................................................................................28
25.      NOTICES.................................................................................................31
26.      ADDITIONAL PROVISIONS...................................................................................32
27.      ATTACHMENTS.............................................................................................33

                                    EXHIBITS


Exhibit A   -  Legal Description of Land (boundary description and boundary sketch)

Exhibit B   -  Site Plan and Floor Plan
               Representative Elevations
               Base Building Standard Specifications
               Base Building Lessee-Specific Specifications

Rider 1     -  Option for Expansion of Premises

Schedule R1 -  Option Price Multiplier

Rider 2     -  Option for Renewal of Term

                       STANDARD INDUSTRIAL LEASE AGREEMENT


157,704 Sq. Ft.


         THIS LEASE AGREEMENT ("LEASE") made and entered into by and between CB MIDWAY INTERNATIONAL PARTNERS, LTD., a Texas limited partnership, hereinafter referred to as "Lessor", and GADZOOKS, INC., a Texas corporation, hereinafter referred to as "LESSEE".

                              W I T N E S S E T H:

         1. PREMISES AND TERM. In consideration of the mutual obligations of Lessor and Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby takes from Lessor the premises (the "LAND") situated within the County of Denton, State of Texas, more particularly described on EXHIBIT A attached hereto and incorporated herein by reference (subject to adjustment as provided in Section 26.D.) and the improvements contemplated to be constructed thereon pursuant to this Lease (the "IMPROVEMENTS") (the Land and Improvements being herein collectively referred to as the "PREMISES") together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease (the "PRIMARY TERM") shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is 120 months after the commencement date (subject to extension as provided in this Lease). Lessor shall notify Lessee of the substantial completion of the Improvements, which shall be deemed to occur on the date determined in accordance with this Paragraph. The term of this Lease shall commence on the latest of the following three dates (herein referred to as the "COMMENCEMENT DATE"): (i) the date which is fourteen (14) days after Lessor's notice to Lessee that the Premises are fixture-ready, permitting Lessee to install furniture, equipment, fixtures, and other personal property in the warehouse portion of the Improvements in accordance with Paragraph I A(iv) (the "MOVE IN Period"); (ii) the date of substantial completion of the Improvements, determined in accordance with Paragraph 1; and (iii) April 1, 1997. Lessor hereby waives payment of rent during the Move In Period, or at any time prior to the commencement date.

                  A. BUILDING TO BE CONSTRUCTED OR SHELL SPACE.

                           (i) PREPARATION OF DESIGN. Lessor agrees to furnish,
at Lessor's sole cost and expense, all of the material, labor and equipment necessary for the construction of the Improvements in accordance with the plans and/or specifications to be prepared in accordance with the terms and provisions of this Lease. Lessor agrees to cause detailed plans and specifications (the "PRELIMINARY PLANS") to be prepared in accordance with EXHIBIT B attached hereto and incorporated herein by reference for all purposes, and in accordance with all applicable statutes and building codes, governmental rules, regulations, orders, covenants, conditions, and restrictions applicable to the Premises (the "LEGAL REQUIREMENTS") and to submit the same to Lessee, for Lessee's approval, within ten (10) business days from execution of this Lease. Lessee shall respond to Lessor's proposed Preliminary Plans within ten (10) business days of receipt. If Lessee and Lessor are unable to agree upon the Preliminary Plans within fifteen (15) business days following Lessor's submittal of same to Lessee, either party may terminate this Lease by written notice to the other, in which event Lessee and Lessor shall split the costs of preparing the Preliminary Plans and neither party shall have any further rights or obligations hereunder.

                  Upon Lessee's approval of the Preliminary Plans, Lessor agrees to cause detailed final plans for construction of the Premises conforming with the building permit application requirements of the City of Carrollton to be prepared without material variance from the Preliminary Plans approved by Lessee. Such detailed final plans shall be delivered to Lessee upon completion for Lessee's review and approval. If Lessee wishes to dispute that such Final Plans vary from the Preliminary Plans by reason of a variance in dimensions, structural elements, or exterior building materials which is not minor, or other variance from the Preliminary Plans not previously approved by Lessee which will unreasonably impair Lessee's intended use of the Premises or unreasonably increase the costs to be incurred by Lessee under this Lease pertaining to the Improvements, compared to Improvements constructed per the Preliminary Plans (collectively, the "VARIANCE CRITERIA"), Lessee shall give Lessor written notice within five (5) business days after receipt of the Final Plans describing in detail the variance claimed by Lessee. Lessee's failure to give such notice with such five (5) day period shall be deemed to constitute Lessee's approval of the Final Plans for all purposes. If the variance stated by Lessee shall not be minor, in fact, based upon the Variance Criteria, Lessor shall have an option either to tender modified Final Plans addressing Lessee's stated concerns within ten (10) days after receipt of Lessee's notice, to dispute Lessee's determination by commencing a Binding Arbitration proceeding, or to terminate this Lease without declaring a default, in which event Lessee and Lessor shall split all costs incurred by Lessor in connection with this Lease (including, without limitation, all design costs) and neither party shall have any further rights or obligations hereunder. Lessor agrees to provide Lessee with one copy of "as-built" drawings of the Premises within thirty (30) days of substantial completion (as hereinafter defined).

                           (ii) CONSTRUCTION. If Lessor shall utilize, as its
general contractor for building shell construction, any contractor other than McFadden and Miller Construction Co., Rogers-O'Brien Construction Co., or Butler Construction, Inc., Lessor agrees to obtain Lessee's approval of the general contractor. Lessee's approval shall not be unreasonably withheld, and shall be deemed to have been given if Lessee has not responded within three t3) days of Lessor's written request for approval.

         Subject to Excused Delays (hereafter defined) Lessor shall commence construction of the Premises on or before thirty (30) days after execution of this Lease, such commencement to be evidenced by movement of site clearing or excavation equipment to the site. Lessor shall diligently proceed with the construction of the Improvements and use its best efforts to complete the construction of the Improvements and deliver possession of the Premises to Lessee, together with a temporary certificate of occupancy, on or before seven
(7) months after execution of this Lease (as such period may be extended by reason of Excused Delays). Lessor shall take such steps as are necessary to obtain a final Certificate of Occupancy for the Improvements within the time period required by the City of Carrollton.

                           (iii) EXCUSED DELAYS. If delay in review or approval
of plans, commencement of construction, or substantial completion is caused or contributed to by Lessee, or those acting for or under Lessee, or Lessee requests changes to plans requiring additional design and/or construction time (compared to the Improvements reflected in plans and specifications attached as EXHIBIT B to this Lease)("LESSEE DELAYS"), casualties, acts of God (including ice storms, blizzards, rain and other severe weather conditions substantially impairing construction activity, but not including the average precipitation days for the construction period predicted by the prior seven years of National Weather Service data for the region), material shortages, strikes, lockouts, governmental embargo restrictions, action or non-action of public utilities, acts or omissions of local, state or federal governments affecting their work or other causes of delay beyond the reasonable control of Lessor (all of which delays, including Lessee Delays, are referred to as "EXCUSED DELAYS") then the time periods for submittal of design plans, commencement of such construction and substantial completion (except as provided in Paragraph 1A(x)), as the case may be, shall be extended for the additional time caused by such delay.

                           (iv) MOVE IN PERIOD. Lessor shall use its best
efforts to prepare the warehouse portion of the Improvements for fixturing by Lessee within six (6) months of the execution of this Lease and to secure the cooperation of Lessor's general contractor to allow such activities. At such time as the warehouse portion of the Improvements is fixture-ready, Lessee shall be allowed to install, subject to Legal Requirements, its furniture, equipment and fixtures and other personal property in the Improvements during completion of construction provided that Lessee does not thereby interfere with substantial completion of construction, and provided further that Lessor's general contractor consents to Lessee's proposed activity. Substantial completion of the Improvements shall not be deemed to have occurred solely by reason of such installations.

                           (v) DISCLAIMER OF CONSTRUCTION WARRANTIES. LESSOR'S
CONSTRUCTION OF THE IMPROVEMENTS TO THE PREMISES SHALL BE MADE WITHOUT WARRANTY BY LESSOR OF ANY KIND, AND BY ITS EXECUTION OF THIS LEASE, LESSEE HEREBY WAIVES ALL WARRANTIES BY LESSOR, EXPRESS OR IMPLIED, CONCERNING THE CONSTRUCTION OF SUCH IMPROVEMENTS, THE QUALITY, SIZE, OR CHARACTER OF SUCH IMPROVEMENTS, THE SUITABILITY OF SUCH IMPROVEMENTS FOR LESSEE'S INTENDED USE, OR ANY OTHER MATTER (EXCEPT AS EXPRESSLY PROVIDED IN PARAGRAPH 26). HOWEVER, LESSOR'S DISCLAIMER OF WARRANTIES SHALL NOT IMPAIR LESSOR'S MAINTENANCE OBLIGATIONS SET FORTH IN PARAGRAPH 4 OF THIS LEASE.

                           (vi) THIRD-PARTY WARRANTIES. Following Lessee's
written acknowledgment of completion of the punch list items and delivery of the Letter of Acceptance referred to below, Lessor agrees to assign to Lessee, without recourse against or warranty by Lessor, each and every warranty as to the construction of the Improvements to the Premises received by Lessor from Lessor's general contractor or from any contractors or materialmen employed by Lessor in the course of such construction. Items subject to such warranties are herein referred to collectively as "WARRANTY ITEMS." Lessor's assignment shall be in form reasonably acceptable to Lessee. Lessor hereby covenants that no such assigned warranty of

Lessor's general contractor shall be of shorter duration than one (1) year from substantial completion of the Improvements, and that the general contractor's warranties assigned to Lessee shall include a guaranty that the Improvements have been completed substantially in accordance with the Final Plans (with such changes thereto as Lessee may have ordered or approved); that only new materials have been incorporated into the Improvements (except as otherwise authorized by Lessee); that such Improvements have been constructed in a good and workmanlike manner; and such other warranties and guaranties as may be customarily extended by general contractors for commercial warehouse structures operating in the Dallas-Fort Worth area.

                           (vii) CHANGE ORDERS. Lessor and Lessee acknowledge
that changes to the Final Plans and to the construction contract entered into based on the Final Plans ("CONSTRUCTION CONTRACT") may be necessary. If Lessee shall request changes to the Final Plans and Construction Contract (all of which requests must be in writing and must include Lessee s architect's detailed rendering of the necessary changes to the Final Plans and Construction Contract), then within ten (10) days of Lessor's receipt of such request, Lessor shall notify Lessee in writing of Lessor's estimated additional construction costs and construction delays attributable to such changes. Lessor shall have no obligation to incur any expenses in preparing design modifications or modifications to the Construction Contract unless and until Lessee shall authorize the changes in question. Within five (5) days of its receipt of Lessor's Notice, Lessee shall notify Lessor that Lessor is authorized to make such changes at Lessee's expense. If Lessee does not authorize Lessor to make such changes within the five (5) day period, Lessee shall be deemed to have withdrawn its request to make changes. One-half (1/2) of Lessor's actual additional costs attributable to such changes shall be paid by Lessee within fifteen (15) days after written request by Lessor and the remainder of such excess costs shall be paid by Lessee within fifteen (15) days after Lessor's notice that the item covered by such change is substantially completed. If such changes would result in a construction delay, the delay shall be an Excused Delay, and Lessor shall not be required to give any further notice to Lessee of such delay.

                           (viii) SUBSTANTIAL COMPLETION. As used herein, the
term "SUBSTANTIALLY COMPLETED" shall mean (i) that in the opinion of the architect or space planner that prepared the Final Plans set forth in a certificate of substantial completion, such improvements have been completed in accordance with the Final Plans and the Legal Requirements applicable to temporary certificates of occupancy and the Premises are in good and satisfactory condition subject only to completion of minor punch list items; and
(ii) the City of Carrollton shall have issued its temporary certificate of occupancy for such improvements (or other City consent to the Lessee's occupancy of the Premises). The date the last such event occurs shall be the date on which substantial completion shall be deemed to occur, subject to a different determination in accordance with the terms of this Paragraph 1. Upon Lessor's request, Lessee shall execute and deliver to Lessor a Letter of Acceptance of delivery of the Premises.

                  As soon as the Improvements have been substantially completed, Lessor shall so notify Lessee. If Lessee wishes to dispute that the Improvements have been completed substantially in accordance with the Final Plans, Lessee shall notify Lessor within fifteen (15) days after Lessor's notice of substantial completion, providing the specific grounds for Lessee's determination. Lessor and Lessee shall attempt to resolve their disagreements as to substantial completion promptly, but if they are unable to do so within thirty (30) days after Lessee's notice to Lessor, either party shall have the right thereafter to commence Binding Arbitration to resolve the dispute as to substantial completion and determine the date of substantial completion as well as the parties' rights and obligations under this Lease determined by such date, in accordance with and subject to the terms and conditions of this Lease. The date determined by the arbitrator through Binding Arbitration, with reference to the terms and conditions of this Lease relevant to substantial completion? shall be the date of substantial completion under this Lease for all purposes, and the parties shall be otherwise bound by the award entered in the Binding Arbitration.

                           (ix) PUNCH LIST. Within thirty (30) days after
substantial completion, Lessee shall submit to Lessor in writing a punch list of items needing completion or correction in order to conform substantially with the Final Plans. Lessor shall complete all such punch list items within forty five (45) days after receipt of the punch list and in the event of Lessor's failure to do so, after a minimum of ten (10) days' prior written notice to Lessor, Lessee may complete such punch list items and apply the costs of such completion as a credit for rental payments until Lessee has been reimbursed the full cost thereof.

                           (x) LATE COMPLETION. In the event that Lessor has not
achieved substantial completion on or before the later of: (a) seven (7) months after execution hereof, or (b) April 1, 1997 (as either such date may be extended by Lessee Delays), Lessee shall be entitled to a credit against Base Rent payable from and after the commencement date in the amount of 1/30 of the monthly Base Rent installment multiplied by the number of days elapsing between the later of such dates and substantial completion. In the event that Lessor has not achieved substantial completion on or before twelve (12) months after the execution of this Lease (as such date may be extended by Lessee Delays), or has failed to provide Lessee, at Lessor's cost, with temporary lease space which reasonably accommodates Lessee's operational needs from and after such date (as extended by Lessee Delays) (which temporary lease space shall have been approved by Lessee, such approval not to be unreasonably withheld), Lessee shall have the right to terminate this Lease if substantial completion is not achieved within thirty (30) days after Lessee's written notice to Lessor of Lessee's intention to terminate the Lease. If Lessor's delay in achieving substantial completion is caused by Lessee Delays, Lessee shall not have the right to terminate this Lease, notwithstanding any term hereof to the contrary.

                  B. OFFICE FINISH.

                           (i) PREPARATION OF OFFICE PLANS. Within five (5)
business days of the date hereof, Lessee shall furnish Lessor with the programming information relating to office finish contemplated for the Building (the "INTERIOR FINISH") as requested by Lessor's architect. Based on Lessee's information, Lessor shall prepare and furnish to Lessee for review and approval preliminary plans and specifications for the Interior Finish. Lessee shall review such preliminary plans and notify Lessor of any comments or changes requested within fifteen (15) days of Lessee's receipt, and if Lessee has not responded to Lessor within such fifteen (15) day period, Lessee shall be deemed to have approved the preliminary plans for all purposes. Lessor shall then prepare final plans and specifications for the Interior Finish in accordance with the Lessee's comments on the preliminary plans and all Legal Requirements. The proposed final plans shall conform with the building permit application requirements of the City of Carrollton. Lessor shall furnish Lessee with the proposed final plans for review within fifteen (15) days of receipt of Lessee's comments on the preliminary plans. Lessee shall review such proposed final plans and notify Lessor of any comments or changes requested within fifteen (15) days of Lessee's receipt, which Lessor's architect shall incorporate into the final plans if Lessee shall request. If Lessee has not responded to Lessor within such fifteen (15) day period, Lessee shall be deemed to have approved the final plans for all purposes. The final plans drawn by Lessor s architect, incorporating Lessee's comments and changes, if any, as approved or deemed approved by Lessee, are herein referred to as the "FINAL INTERIOR Plans."

                           (ii) INTERIOR FINISH ALLOWANCE. Design and
construction of MEP systems and interior finish improvements in accordance with the Final Interior Plans shall be provided by Lessor in the form of an allowance of $720,000 net of any construction management fees. One-half (1/2) the excess costs (over $720,000.00) shall be paid by Lessee on or before the commencement of the construction of the interior finish improvements, based on Lessor's design and bid costs for such interior finish improvements, and the remainder of such excess costs shall be paid by Lessee within fifteen (15) days after Lessor's notice that the item to which such excess cost relates is substantially completed. If the total cost of the design and construction of interior finish improvements is less than the maximum aggregate allowance of $720,000 as set forth above, all such excess amounts above such total cost shall be applied in reduction of the Base Rent amortized over the Primary Term of the Lease. Variances between Lessor's advance estimate and final costs shall be settled by the parties within thirty (30) days of substantial completion of the Improvements.

         Lessee shall have the right to draw against such allowance for reimbursement of the fees of Lessee's architect, other design professionals, or subcontractors. Lessor shall have the right to approve the architect, design professionals, and subcontractors utilized by Lessee, which approval shall not be unreasonably withheld and which shall be deemed to have been given if Lessor has not responded within five (5) days of Lessee's written request for approval.

                           (iii) BID OF INTERIOR FINISH. Lessor agrees to obtain
competitive bids from a minimum of three (3) general contractors who have been approved by Lessee in advance of the bidding for construction of the interior finish improvements in accordance with the Final Interior Plans. Lessee's approval shall not be unreasonably withheld, and shall be deemed to have been given if Lessee has not responded within five (5) days of Lessor's written request for approval.

                  C. FAILURE TO OCCUPY OR LESSEE DELAY. Lessor and Lessee further agree that Lessee's obligations, privileges, covenants and agreements contained in this Lease shall be operative and effective regardless of whether the Premises are ever occupied by Lessee so long as Lessor has completed the Improvements in accordance with Paragraph 1. If Lessee fails to occupy the Premises for any reason after substantial completion of any building or Improvements constructed in accordance with the Final Plans, or if a Lessee Delay occurs, preventing Lessor from constructing the improvements contemplated herein in accordance with the Final Plans therefor, substantial completion shall be deemed to be the date on which the Improvements would have been completed in Lessor's reasonable judgment, but for such Lessee Delay.



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

         2. BASE RENT, SECURITY DEPOSIT AND OPERATING EXPENSES.

                  A. Lessee agrees to pay to Lessor base rent ("BASE RENT") for the Premises, in advance, without demand, deduction or set off, except as expressly provided in Paragraphs 1A and 19G, at the following monthly rate during the term hereof:

                                                                 Monthly
                              Base Rent                         Base Rent
         Months            (per square foot)                   (aggregate)
          1-60                $4.27 psf                        $56,116.34
         61-120               $4.94 psf                        $64,921.48

In the event that the actual square footage of the Premises shall be more or less than 157,704 square feet, as built, the monthly Base Rent payable shall be adjusted to equal one twelfth (1/12) the product of the Base Rent per square foot stipulated above multiplied by such measured square footage determined in accordance with Paragraph 2C. One such monthly installment shall be paid by Lessee on the date hereof, to be applied to the first month's Base Rent, and a like monthly installment, plus the other monthly charges set forth in Paragraph 2D below, shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

                  B. At any time within six (6) months of the termination of the Primary Term (as extended), Lessor shall have the right to require Lessee, upon not less than thirty (30) days' prior written notice, to deposit with Lessor a security deposit in the amount of one month's rental obligation, which shall be held by Lessor, without obligation for interest, as security for the performance of Lessee's obligations under this Lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon each occurrence of an Event of Default, Lessor may use all or part of the deposit to pay past due rent or other payments due Lessor under this Lease, and the cost of any other damage, injury, expense, or liability caused by such event or default without prejudice to any other remedy provided herein or provided by law. On demand, Lessee shall pay Lessor the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Lessor, but any remaining balance of such deposit shall be returned by Lessor to Lessee when Lessee's obligations under this Lease have been fulfilled.

                  C. As soon as practical after the substantial completion of the Premises, Lessor shall determine the square footage of the Premises and shall deliver written notice to Lessee of Lessor's determination of such square footage within ten (10) business days after such calculation is made. Lessor's calculation of the square footage within the Premises shall be measured from roofline (i.e., the point in space located at the intersection of the ground and a vertical plane between such roofline and the ground) to opposite roofline (determined as aforesaid). Upon receipt of such notice from Lessor, Lessee shall have fifteen (15) business days within which it can measure the Premises in order to verify the square footage amount provided by Lessor. If Lessee fails to inspect the Premises within this fifteen (15) business day period, the Lessor's determination of the square footage of the Premises will control. If after Lessee's architect so measures the Premises, and provides his calculation thereof to Lessor, he is unable to reach mutual agreement with Lessor's architect as to the area of the Premises within thirty (30) days after the date of Lessor's initial notice of Lessor's calculation, then the two parties' architects shall select a third independent licensed architect to measure the area of the Premises in accordance with the terms of this Lease, whose measurements shall be binding on the parties. The third architect's fees shall be the responsibility of the party whose architect' s measured area is the farther from such third architect's measurements, or if the third architect's measured area falls midway between the Lessor's and Lessee's architects' measured areas, then the parties shall each pay one half (1/2) of such third architect's fees.

                  D. Lessee agrees to pay as additional rent "OPERATING EXPENSES" (herein so-called) for the Premises and the Option Price as set out herein. Operating Expenses shall include (i) Taxes (hereinafter defined) payable by Lessor pursuant to Paragraph 3A below, (ii) the cost of maintaining insurance covering the buildings situated on the Premises, (iii) the cost of utilities payable pursuant to Paragraph 8 below, and the cost of any common area charges payable by Lessor in accordance with Paragraph 4 below, (iv) the Option Price in consideration of the Expansion Option granted in RIDER 1, calculated as the product of $.125 multiplied by the number of square feet within the land area of the Option Tract described on RIDER 1 hereto (reduced, if at all, by land area incorporated into Expansion Premises); and (v) any other special charges which Lessor is entitled to collect under the terms of this Lease.

                  During each month of the term of this Lease, on the same day that Base Rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated amount of such Operating Expenses. Lessee authorizes Lessor to use the funds deposited with Lessor under this Paragraph 2D to pay such costs. The initial monthly escrow payments are based upon the estimated amounts and shall be increased or decreased annually, at a minimum, to reflect the then current projected cost of all such Operating Expenses, to be set forth in an annual operating expense budget provided Lessee in each October or November during the Primary Term. Lessor may revise its estimate if necessary to reflect changes in Operating Expenses experienced by Lessor, or variances between actual and projected Operating Expenses, but not more frequently than every six months. In case of such a revision, Lessee's escrow payments from and after the revision shall be adjusted to reflect the revised estimate. Lessor shall total all Operating Expenses annually, and reconcile Lessee's proportionate share of such expenses against Lessee's escrow payments. If the Lessee's total escrow payments are less than Lessor's actual Operating Expenses, Lessee shall pay the difference to Lessor within ten (10) days after demand. If the total escrow payments of Lessee are more than Lessor's Operating Expenses, Lessor shall, at Lessee's sole option if no Event of Default has occurred, refund such excess to Lessee, or, if an Event of Default has occurred or if Lessee so elects, Lessor shall retain such excess and credit it against Lessee's future liabilities for Base Rent, Operating Expenses, or other amounts due hereunder.

                  Once each year during the term of this Lease, so long as Lessee shall not commit a material Event of Default, Lessee shall have the right to review the books and records of the Lessor to verify the accuracy of the Operating Expenses charged Lessee by Lessor during the preceding calendar year. Such reviews will be conducted during the normal business hours of Lessor at the location where Lessor keeps such books and records. These reviews will be conducted at the sole cost and expense of Lessee unless a review determines that the amount of Operating Expenses charged Lessee by Lessor is five percent (5%) or more above the actual amount of such Operating Expenses in which case Lessor will pay for the cost and expense of that review.

                  The amount of the monthly Base Rent and the initial monthly Operating Expenses escrow payments are as follows:

                                                       Months            Months
                                                        1-60             61-120

(1) Base Rent as set forth in Paragraph 2A        $   56,116.34     $   64,921.48
(2) Option Price .........................        $        0        $        *
                                                                    -------------
(3) Tax Escrow ...........................        $    9,983.00     $        *
                                                                    -------------
(4) Insurance Escrow .....................        $      652.00     $        *
                                                                    -------------
(5) Other ................................        $    1,770.00     $        *
                                                                    -------------

    Total Monthly Rental Payment .........        $   68,521.34     $        *
                                                                    =============

         (The Option Price shall be subject to adjustment as provided in RIDER
         1. The items marked "*" shall be determined by Lessor in accordance with Paragraph 2D.)

         3. TAXES

                  A. Except as expressly provided in Paragraph 26, Lessee agrees to pay or reimburse Lessor for Lessor's payment of all taxes, assessments and governmental charges of any kind and nature other than Lessor's income, excess profits or franchise taxes (collectively referred to herein as "TAXES") that accrue against the Premises, and/or the Land and/or Improvements. Lessor agrees to cause the Land to be separately assessed by the Denton County Appraisal District. Excepting any taxes which are levied in lieu of an income tax, if at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom or any assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the Land and Improvements, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm, subject to Lessee's prior written approval, which shall not be unreasonably withheld or delayed, to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Lessee agrees to pay the cost of such consultant. If any Taxes can be paid in installments, Lessor shall elect to pay such Taxes in installments, provided however, that in such case Lessee shall pay all interest or penalties due exclusively to the election of such installment payment plan.

                  B. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and (i) Lessor pays the same or (ii) the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, within fifteen (15) days following written demand by Lessor, accompanied by supporting invoices, Lessee shall pay to Lessor such taxes.

         4. LESSOR'S REPAIRS AND MAINTENANCE.

                  A. Lessor at Lessor's cost shall be responsible for replacement of the roof of the Premises after the roof is no longer functional (without interim maintenance obligations). Lessor at Lessor's cost shall maintain the foundation and the structural soundness of the exterior walls of the Improvements in good repair, reasonable wear and tear, damage caused by Lessee, and casualty damage excepted, and Lessor shall be liable for the cost of such maintenance or repair, provided, however, Lessee shall within fifteen (15) days after written demand reimburse Lessor for any damage to the same caused by Lessee's act, negligence, fault or omission. Lessor's demand to Lessee shall include invoices submitted to Lessor for maintenance and repair items in excess of $2,500 per item and a statement for the balance of such maintenance and/or repair items. The term "WALLS" as used herein shall not include windows, glass or plate glass, doors, special storefronts or office entries, provided that to the limited extent that a failure of the foundation or building structure shall result in the need for repair of windows, glass or plate glass, or doors, Lessor, at Lessor's cost, shall be responsible for maintenance and repair of same. Lessee shall immediately give Lessor written notice of defect or need for repairs, after which Lessor shall have reasonable opportunity to repair the same or cure such defect. Lessor's obligation to maintain the aforementioned items shall be limited solely to the cost of such repairs or maintenance or the curing of any defect in the same, provided, Lessor shall be responsible for personal injury and property damage resulting from Lessor's gross negligence.

                  B. Lessor shall perform the paving maintenance, landscape replacement and maintenance, exterior painting, water and sewage line plumbing maintenance outside the Improvements, and any other common maintenance items (to the extent the Premises shall ever be expanded into a multiple-tenant facility) and Lessee shall be liable for the cost and expense of such repair, replacement, and maintenance (or Lessee's proportionate share thereof). Lessor reserves the right to perform any obligations that are otherwise Lessees obligations in Paragraph 5A, in which event Lessee shall promptly reimburse Lessor for the entirety of the costs of such performance within fifteen (15) days after Lessor's demand, accompanied by supporting invoices to the extent that any such obligation exceeds $2,500.

                  C. Lessor reserves the right to alter or modify the Improvements and/or areas associated therewith, when such alterations or modifications are required by any governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, amendments to the Americans with Disabilities Act of 1990 (the "ADA"), which are promulgated or amended effective after the commencement date of this Lease, in which event Lessee shall be liable for such cost, except that Lessor shall be responsible for all costs of complying with the ADA in the construction of the Improvements undertaken pursuant to Paragraph 1 of this Lease. If such modification is a capital modification for the general benefit of the project, and is required regardless of Lessee's particular use of the Premises, then the cost shall be an Operating Expense allocated over the lesser of five years or the useful life of the modification.

                  D. Lessee agrees to pay the cost of (i) maintenance and/or landscaping of any property that is a part of the Premises, (ii) maintenance and/or landscaping of any property that is maintained or landscaped by any property owner or community owner association to which the

Premises are subject, (iii) operating and maintenance of any property, facilities or services, including, but not limited to, the cost of the monitoring, repair and maintenance of security systems and service, if any, provided for the use or benefit of Lessee (other than the Improvements, which shall be maintained as provided in Paragraphs 4 and 5), and (iv) a management fee of two percent (2%) of the Base Rent and additional rent payable by Lessee under this Lease.

                  All such expenses of Lessor for maintaining and operating the Premises, including, but not limited to, the items set forth in Paragraphs 4A, 4B, 4C and 4D, shall be included as additional rental under the provisions of Paragraph 2D. Lessor agrees that such costs do not include any (a) capital costs for replacement of the roof, foundation, building, structure or parking lot replacement or restoration, or (b) other work occasioned by fire, windstorm or other casualty to the extent of net insurance proceeds received by Lessor with respect thereto, or would have been received if Lessor had maintained insurance Lessor is required to maintain under the terms of this Lease, (c) income and franchise taxes of Lessor, (d) expenses incurred in leasing to or procuring of leases, leasing commissions, advertising expenses, expenses for the renovating of a space for new lessees, (e) interest or principal payments on any mortgage or other indebtedness of Lessor, (f) depreciation allowance or expense, (g) costs properly allocable to other property owned by Lessor, or (h) the cost of the repair of Warranty Items incurred by third parties responsible under applicable warranties.

                  E. To the extent that any repair or maintenance obligation shall arise during the period in which any third-party warranty applicable to a Warranty Item shall be in effect, the party who would otherwise have responsibility for repair and/or maintenance of such Warranty Item shall be responsible for pursuing the warranty claim against the third party responsible under such warranty. Neither party to this Lease shall be responsible for any such repair or maintenance until both parties shall mutually agree that the third party responsible for warranting such Warranty Item is not available for performance of such warranty obligations.

         5. LESSEE'S REPAIRS AND MAINTENANCE.

                  A. Lessee, at its own cost and expense, shall (i) except for Lessor's obligations under Paragraph 4A, maintain all parts of the Premises in good condition, (ii) except for Lessor's obligations under Paragraph 4A, promptly make all necessary repairs and replacements, including, but not limited to, windows, glass and plate glass, exterior doors, any special office entry, interior walls and finish work, interior doors and floor covering, utility connections, downspouts. gutters, heating and air conditioning systems, light bulbs and ballasts, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, dedicated sewer lines, and any damage due to vandalism or malicious mischief, (iii) keep the parking areas, driveways, truck aprons, and grounds surrounding the Premises in a clean and sanitary condition, (iv) repair all wind damage to glass except with respect to tornado or hurricane damage, and (v) maintain any spur track servicing the Premises. Lessee agrees to sign a joint maintenance agreement with any railroad company servicing the Premises if requested by the railroad company. Lessor shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Lessee uses or causes the use of such rail tracks, Lessee shall reimburse Lessor from time to time, upon demand, for its proportionate share (based on the total area of the Premises relative to the total area of leased space of rail users in the building of which the Premises are a part) of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Lessor is a party.

                  B. In the event the Premises shall constitute a portion of a multiple occupancy building, Lessee and its employees, agents, customers, invitees and/or licensees shall have the right to use the parking areas, if any, as may be designated by Lessor in writing, subject to such reasonable rules and regulations as Lessor may from time to time prescribe and subject to rights of ingress and egress of other lessees. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties. Lessee shall, at its own cost and expense, keep its employees, agents, customers, invitees, and/or licensees from parking on any streets running through or contiguous to the building or project of which the Premises are part or any other areas as designated by Lessor. Lessee hereby consents to the removal of any vehicle in violation of the foregoing designated areas of parking as established by Lessor.

                  C. Lessee, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Lessor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective and a copy thereof delivered to Lessor within thirty (30) days of the date Lessee takes possession of the Premises.

                  D. In the event the Premises shall constitute a portion of a multiple-occupancy building, Lessee agrees that no washing of any type (other than reasonable restroom or kitchen washing) will take place in the Premises including the truck apron and parking areas.

                  E. Any and all security of any kind for Lessee, Lessee's agents, employees or invitees, the Premises, or any personal property thereon (including, without limitation, any personal property of any sublessee) shall be the sole responsibility and obligation of Lessee, -and shall be provided by Lessee at Lessee's sole cost and expense. Lessee acknowledges and agrees that Lessor shall have no obligation or liability whatsoever with respect to the same. Lessee shall indemnify and hold Lessor harmless from and against any and all loss, cost, damage or other liability arising directly or indirectly from security measures or the absence thereof with respect to the Premises and the building or the project of which the Premises are a party. Alarm systems requested by Lessee and included in the Final Plans shall be installed in the Premises by Lessor in accordance with such Final Plans and the terms of this Lease. Subsequently, Lessee may install additional alarm systems in the Premises provided such installation complies with the provision of Paragraph 6 hereof; removal of such alarm systems shall be Lessee's sole responsibility and, at Lessee's sole cost and expense, shall be completed prior to lease termination and all affected areas of the Premises shall be repaired and/or restored in a good and workmanlike manner to the condition that existed prior to such installation. Notwithstanding the foregoing, at Lessee's request, Lessor shall contract for common security services, to whatever extent Lessee may request, for the building or the project of which the Premises are a part, provided, however, Lessee acknowledges and agrees that Lessor shall in no event be obligated to provide wiring or other hardware or software to facilitate such services (except as such items are included in the

Final Plans) and the provision of such services shall not alter or modify Lessee s indemnification of Lessor or the obligation of Lessee to provide its own security as set forth herein. The cost of any security services contracted for by Lessor shall be treated as an Operating Expense pursuant to Paragraph 2D hereof.

         6. ALTERATIONS. Lessee shall not make any alterations, additions, partitions, or other improvements to the Premises (collectively, an "ALTERATION") without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall be obligated to provide Lessor with a minimum of ten (10) business days' prior written notice requesting approval of Lessee's contemplated Alteration. Lessor's failure to respond to Lessee's request within ten (10) business days after Lessee's notice is given shall be deemed to constitute an approval of the proposed Alterations. When Lessee requests Lessor's approval of Lessee's contemplated Alteration, Lessor shall inform Lessee whether such Alteration must be removed at the end of the term, including any renewals, of this Lease as permitted by this Paragraph 6. Lessee, at its own cost and expense, may erect shelves, bins, machinery and trade fixtures as it desires as well as Alterations, which have been specifically consented to in writing by Lessor, provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part, (b) such items do not overload or damage the same, (c) such items may be removed without injury to the Premises, and (d) the construction, erection or installation thereof complies with all applicable governmental laws, codes, ordinances, regulations, or any other applicable authorities, including, without limitation, the ADA, and with Lessor's details, specifications and other requirements. Any architectural, engineering, construction management, permits, inspections, or other cost or fee required to assure compliance with the conditions set forth in this Paragraph 6 shall be paid by Lessee promptly within fifteen (15) days following Lessor's written demand, accompanied by supporting invoices. All Alterations erected by Lessee shall be and remain the property of Lessee during the term of this Lease; provided, however, at the termination of this Lease, to the extent Lessor shall have informed Lessee of Lessee's obligation to remove an Alteration at the end of the Lease term, Lessor shall have the option. exercisable in Lessor's sole discretion, to require Lessee either (i) upon request to remove, at Lessee-s sole cost and expense, all or part of each Alteration, at which time Lessee shall promptly restore the Improvements and Premises to their original condition, or (ii) to keep in place the same at which time such Alterations shall become the property of Lessor. All shelves, bins, machinery and trade fixtures installed by Lessee shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Lessee shall restore the Premises to their original condition. All Alterations and restorations shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

         7. SIGNS. Any signage Lessee desires for the Premises shall be subject to Lessor's specifications and/or written approval, which approval shall not be unreasonably withheld or delayed. Lessee shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Lessee shall not (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Lessor's prior written consent which consent shall not be unreasonably withheld or delayed. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform at Lessee's expense in all respects to the criteria established by Lessor and any applicable governmental laws, ordinances, regulations or other requirements.

         8. UTILITIES. Lessor agrees to provide normal water, electricity, and telephone service connections to the Premises upon the commencement date hereof, which connections, regardless of location, shall hereafter be maintained by Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, and any maintenance or inspection charges for utilities. Lessor shall have the right to cause any of said services to be separately metered to Lessee, at Lessee's expense. Lessor shall not be liable for any interruption or failure of utility service on the Premises unless caused by Lessor's gross negligence or willful misconduct, in which event Base Rent shall be abated for the period commencing after the expiration of ten (10) business days following the occurrence of such interruption or failure of utility service, within which ten
(10) business day period Lessor shall be entitled to attempt to restore such service without rent abatement.

                  In the event the Premises shall constitute a portion of a multiple-occupancy building and water is not separately metered to Lessee, Lessee agrees that it will not use water for uses other than normal domestic restroom and kitchen usage; and Lessee does further agree to reimburse Lessor for the entire amount of common water costs as additional rental if, in fact, Lessee uses water for uses other than normal domestic restroom and kitchen uses without first obtaining Lessor's written permission. Furthermore, Lessee agrees in such event to install at its own expense, a submeter to determine Lessee's usage.

                  If the Premises shall constitute a portion of a multiple occupancy building, Lessee agrees it will not use sewer capacity for any use other than normal domestic restroom and kitchen use. Lessee further agrees to notify Lessor of any other sewer use ("EXCESS SEWER USE") and also agrees to reimburse Lessor for the costs and expenses relating to Lessee's excess sewer use, which shall include, but is expressly herein not limited to, the cost of acquiring additional sewer capacity to service Lessee's Lease.

         9. INSURANCE.

                  A. Lessor shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part, except for those items the repair and maintenance of which are Lessee's responsibility under Paragraph 5, in an amount not less than eighty percent (80%) of the "REPLACEMENT COST" thereof insuring against the perils of fire, lighting, extended coverage, vandalism, and malicious mischief. In addition, Lessor shall maintain during the term of this Lease a policy or policies of comprehensive general liability insurance, including personal injury and property damage, with a limit not in excess of $1,000,000 per occurrence for personal injuries or deaths of persons occurring in or about the Premises, the allocable premium costs of which shall be treated as an Operating Expense pursuant to Paragraph 2D hereof.

                  B. Lessee, at its own expense. shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Lessee, at its own expense, also shall maintain during the term of this Lease, fire and extended coverage insurance covering (i) the replacement cost of all alterations, additions, partitions, and improvements installed or placed on the Premises by Lessee or by Lessor on behalf of Lessee subsequent to the initial construction of Improvements contemplated by Paragraph 1 of this Lease and (ii) the replacement cost of all of Lessee's personal property contained within the Premises and (iii) business interruption of Lessee. Said policies shall (i) name Lessor as an additional insured and insure Lessor's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Lessor), (ii) be issued by an insurance company which is reasonably acceptable to Lessor, (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Lessor, and (iv) provide primary coverage to Lessor when any policy issued to Lessor provides duplicate or similar coverage, and in such circumstance Lessor's coverage under Lessor's policy shall be deemed excess over and above the coverage provided by Lessee's policy. Said policy or policies or certificates thereof shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

                  C. Lessee will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk or premium, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly flammable. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part is caused by Lessee's use of the Premises, or because Lessee vacates the Premises, then Lessee shall promptly pay the amount of such increase to Lessor upon demand.

                  D. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, Improvements, or personal property (building contents) within the building and/or Premises covered or required to be covered by the insurance to be provided under this Lease, for any reason regardless of cause or origin. Said mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

         10. FIRE AND CASUALTY DAMAGE.

                  A. If the Premises or the Improvements should be damaged or destroyed by fire or other peril, Lessee immediately shall give written notice to Lessor. If the Improvements should be totally destroyed by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, or if they should be so damaged thereby that, in Lessor's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Lessor shall so notify Lessee within sixty (60) days of the occurrence of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of occurrence of such damage.

                  B. If the Improvements should be damaged by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of such damage, Lessor shall so notify Lessee within sixty (60) days of the occurrence of such damage, this Lease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Lessee subsequent to the initial construction of the Improvements contemplated by Paragraph I of this Lease. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate.

                  C. In order to determine whether and to what extent the Premises are untenantable in whole or in part following any casualty damage, Lessor and Lessee shall attempt to agree within fifteen (15) days of the date of such damage on a licensed architect to make such determination, but if the parties are unable to agree within such fifteen (15) day period on a single architect, each shall thereafter appoint a licensed architect and the two architects shall attempt to reach agreement on tenantability within thirty (30) days after the date of such damage. If such two architects are unable to reach an agreement within such period on the tenantability question, they shall together appoint a third licensed architect whose decision as to tenantability shall be binding on the parties. The cost of each party's appointed architect shall be borne by such party and the cost of a third architect shall be divided equally between the Lessor and Lessee. For purposes of this Paragraph 10C, if the Premises are determined to be untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the Premises are determined to be untenantable shall be reduced according to the square footage of untenantable area contained in the Premises, as determined in accordance with the foregoing procedure. As an alternative to the aforementioned rebuilding, repairs and/or reduction of rent, Lessor may, at its sole option, use reasonable efforts to provide a reasonably comparable facility for Lessee to lease at the then prevailing fair market rental for either (i) the remainder of the term of the Lease, or (ii) the period of time during which the Premises are untenantable, which facility has been approved by Lessee which approval shall not be unreasonably withheld or delayed.

                  D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Lessee has released and claims covered (or which would have been covered) by policies of insurance required to be maintained by Lessee by this Lease, Lessor shall hold Lessee harmless and defend Lessee against any and all claims or liability for any injury or damage to any person in, on or about the Premises or any part thereof and/or the building of which the Premises are a part, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessor, its agents, servants and employees. Notwithstanding the foregoing or anything to the contrary in this Lease, Lessor and Lessee hereby agree that in no event shall either party be liable for any incidental or consequential damages whatsoever, including, without limitation, any damages as a result of any interruption of Lessee's business or any loss of income therefrom. Except for any claims, rights of recovery and causes of action that Lessor has released and claims covered (or which would have been covered) by policies of insurance required to be maintained by Lessor by this Lease, Lessee shall hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Lessee may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees, (ii) arising from the conduct of management of any work done by the Lessee in or about the Premises, (iii) arising from transactions of the Lessee, and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         12. USE. The Premises shall be used only for the purpose of general office use, receiving storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Lessee and for such other lawful purposes as may be incidental thereto. In the event the Premises shall constitute a portion of a multiple-occupancy building, outside storage, including without limitation, storage of trucks and other vehicles and the washing thereof at any time is prohibited without Lessor's prior written consent. With the exception of permits for construction of the Improvements contemplated by Paragraph 1 of this Lease and the Certificate of Occupancy for such Improvements, Lessee shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use, shall at all times maintain the Premises in a clean, healthful and safe condition and comply with all governmental laws, codes, ordinances, regulations or any other applicable authorities with regard to the use, condition or occupancy of the Premises including, without limitation, the ADA (except as otherwise provided in Paragraph 4C). Lessee shall be responsible, at Lessee's sole cost and expense, for the correction, prevention, and abatement of nuisances in or upon, or connected with, the Premises. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, vibrations, or pest infestations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Lessor, any other lessees of the building or project of which the Premises are a part, or any adjacent property owners or occupants. Lessee's use of the Premises shall at all times comply with the insurance provisions in Paragraph 9C hereof.

         13. INSPECTION. Lessor and Lessor's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, upon prior notice to Lessee except that no such notice shall be required if Lessor believes that an emergency exists or if Lessor has cause to suspect that hazardous substances are being stored, used, produced, handled or disposed of in or on the Premises in violation of the terms of this Lease, or the Premises are otherwise being used in violation of the use restrictions under this Lease, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the term hereof and at any time Lessee has committed an Event of Default, Lessor and Lessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. Lessee shall neither prevent, prohibit, nor in any way impair such showing of the Premises. In addition, Lessor shall have the right to erect a suitable sign on or near the Premises stating the Premises are available no earlier than six (6) months prior to the expiration of the term of this Lease, except that if an event of default has occurred, Lessor can erect such sign immediately upon the occurrence of such event of default. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises at or about expiration of the Lease term and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating. If Lessee fails to arrange for and complete such inspection within thirty (30) days after vacating the Premises, then Lessor's inspection of the Premises shall be deemed correct for the purpose of determining Lessee's responsibility for repairs and restoration of the Premises.

         14. ASSIGNMENT AND SUBLETTING.

                  A. Lessee shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Lessor which consent shall not be unreasonably withheld or delayed, provided that (i) Lessee has notified Lessor in writing prior to Lessee's offer, or marketing, of the Premises to third parties; (ii) Lessee has notified Lessor in writing no later than fourteen (14) days in advance of the proposed subleasing or assignment, and furnished such financial statements and other information about the proposed sublessee or assignee as Lessor may reasonably request; (iii) the proposed sublessee's or assignee's tangible net worth (excluding good will and all other intangible items) equals or exceeds the Lessee's tangible net worth; and (iv) the proposed sublessee or assignee confirms its willingness to assume the obligations of Lessee under this Lease by written agreement in form and substance satisfactory to Lessor. It is specifically provided that if Lessor's mortgagee declines to approve any requested assignment, sublet, transfer or encumbrance of this Lease or any interest therein, for any reason or for no reason, such action shall cause Lessor's declination of the requested action to be deemed reasonable. Any attempted assignment, subletting, transfer or encumbrance by Lessee in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing, Lessee shall have the right to assign this Lease to any affiliate (as such term is defined in the Securities Act of 1933) provided that such assignment is in form satisfactory to Lessor and that such affiliate agrees to and performs all obligations of Lessee under this Lease. If Lessor fails to respond to Lessee's request to assign, sublet, transfer or encumber this Lease or any interest therein which request conforms with the provisions of this Paragraph 14A within fourteen (14) days after

Lessor's receipt of such request, Lessee's request will be deemed to have been approved by Lessor. Any mergers, consolidations, reorganizations, sales of stock or assets by or of the Lessee shall not be deemed to be an assignment for the purposes of this Paragraph 14. Any assignee, sublessee or transferee of Lessee's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "TRANSFEREES"), by assuming Lessee's obligations hereunder, shall assume liability to Lessor for all amounts paid to persons other than Lessor by such Transferees in contravention of this Paragraph. No assignment, subletting, or other transfer, whether consented to by Lessor or not or permitted hereunder shall relieve Lessee of its liability hereunder. If an Event of Default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Lessee and apply such rent against any sums due Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder.

                  B. If this Lease is assigned to any person or entity pursuant to the provision of the Bankruptcy Code, 11 U.S.C. 101 et. seq., (the "BANKRUPTCY CODE"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

                  C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

                  D. Upon occurrence of an assignment or sublease, whether consented or approved by Lessor or mandated by judicial intervention, Lessee hereby assigns, transfers, and conveys all rents or other sums received by Lessee under any such assignment or sublease which are in excess of rents and other sums payable by Lessee under this Lease and agrees to pay such amounts to Lessor within ten (10) days after receipt.

         15. CONDEMNATION. If the whole or any substantial part as determined by Lessor of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than a substantial part, as determined by Lessor, of the Premises is taken for any public or quasipublic use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Lessor and Lessee hereby assigns any interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for loss of business or goodwill or for the taking of Lessee's fixtures and improvements, if a separate award for such items is made to Lessee, and Lessor shall not accept any awards which deny Lessee the right to bring an action against any party, other than Lessor, for any losses which Lessee suffers as a result of such taking or condemnation action.

         16. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Lessee immediately shall deliver possession to Lessor with all repairs and maintenance required herein to be performed by Lessee completed. If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to one hundred and seventy-five percent (175%) of the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Lessee, whether with or without consent of Lessor shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 16 shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by Lessor.

         17. QUIET ENJOYMENT. Lessor covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Lessor represents that it has the authority to enter into this Lease and that so long as Lessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Lessee shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor or persons claiming through Lessor or otherwise, subject to the terms and provisions of this Lease. With respect to any mortgages permitted by this Lease, Lessor shall cause to be executed and delivered to Lessee a subordination and non-disturbance agreement which shall be executed by Lessee provided that Lessee shall agree to attornment provisions and other commercially reasonable terms, as Lessor's mortgagee may require in connection with such agreement.

         18. EVENTS OF DEFAULT. The following events (herein individually referred to as "EVENT OF DEFAULT" if any applicable cure period shall expire without cure of the default in question) each shall be deemed to be defaults by Lessee under this Lease:

                  A. Lessee shall fail to pay any installment of Base Rent or any additional rents herein reserved when due, or any other payment or reimbursement to Lessor required herein when due, and such failure shall continue for a period of ten (10) days from the date Lessor gives Lessee written notice of Lessee's late payment.

                  B. The Lessee shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize any of the actions set forth above in this Paragraph.

                  C. Any case, proceeding or other action against the Lessee shall be commenced seeking (i) to have an order for relief entered against it as a debtor or to adjudicate it as bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of a final non-appealable order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of seventy-five (75) days.

                  D. Without a minimum of fifteen (15) days' advance written notice to Lessor, Lessee shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Lessee is in default of the rental payments due under this Lease.

                  E. Lessee shall fail to discharge, by cash payment or through bonding, any lien placed upon the Premises in violation of Paragraph 21 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

                  F. Lessee shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18), and shall not cure such failure within thirty (30) days after written notice thereof to Lessee, which cure period shall be extended without the written approval of Lessor, for a reasonable period, not to exceed an additional forty-five (45) days beyond the initial thirty (30) day cure period, if Lessee's failure is not reasonably susceptible of cure within thirty (30) days, and Lessee is diligently and continuously pursuing such cure to completion.

         19. REMEDIES.

                  A. Upon each occurrence of an Event of Default, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

                           (1) Terminate this Lease; and/or

                           (2) Enter upon and take possession of the Premises
                  without terminating this Lease; and/or

                           (3) Alter all locks and other security devices at the
                  Premises with or without terminating this Lease, and pursue, at Lessor's option, one or more remedies pursuant to this Lease, Lessee hereby specifically waiving any state or federal law to the contrary;

and in any such event Lessee immediately shall surrender the Premises to Lessor, and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor, except for any personal injury or property damage caused by Lessor's gross negligence.

                  B. If Lessor terminates this Lease, at Lessor's option, Lessee shall be liable for and shall pay to Lessor, the sum of all rental and other payments owed to Lessor hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to the present value (using the current "prime" interest rate of Texas Commerce Bank, N.A., or should such financial institution no longer exist, a comparable financial institution) of (1) the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (2) the then fair market rental of the Premises for such period.

                  C. If Lessor repossesses the Premises without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Lessor through reletting of the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

                  D. Upon an Event of Default. in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to Lessor (i) brokers' fees incurred by Lessor in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Lessee's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into as good condition as that in which it was originally delivered to Lessee; (iv) all reasonable expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

                  E. In the event Lessee fails to make any payment due hereunder within ten (10) days of the date when payment is due, to help defray the additional cost to Lessor for processing such late payments, Lessee shall pay to Lessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such late charges within ten (10) days after demand therefor shall be an additional Event of Default hereunder. The provision for such late charge shall be in addition to all of Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

                  F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

                  G. Subject to the terms of Paragraph 20, if Lessor shall default in any of its obligations under Paragraphs 4, 8, or 9 of this Lease and such failure shall continue beyond the expiration of any cure period provided for such default or, in the absence of a stated cure period for such default, for thirty (30) days after written notice from Lessee specifying the circumstances of such default (unless such failure is not reasonably capable of being cured within thirty (30) days and Lessor has not begun to cure such failure within said thirty (30) day period and to pursue such cure with due diligence), then Lessee may, at its option, cure the default at Lessor's expense. Lessee shall have the right to offset its reasonable out-of-pocket costs incurred in curing any default by Lessor in accordance with the terms of this Paragraph 1 9G, provided, however, that if Lessor shall have notified Lessee that Lessor contests Lessee's determination that Lessor has defaulted and thereafter, Lessee shall have first obtained a declaration of Lessor's default and an award of such costs through Binding Arbitration proceedings. Lessee shall be entitled to perform the work or take such actions in accordance with the applicable terms and conditions of this Lease, if any, as may be reasonably necessary to cure the Lessor's default. Notwithstanding the foregoing notice and time periods, in the event of an emergency and a default materially prejudicial to Lessee, Lessee need only give such notice as is reasonable under the circumstances. The term "LESSOR" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, Lessee agrees to look solely to the equity or interest then owned by Lessor in the Premises or of the building of which the Premises are a part, or casualty insurance proceeds on account of damage to the Premises not applied to rebuilding or restoration of the Premises or subject to a lien or security interest; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Lessor. Upon the sale or other disposition of Lessor's interest in the Premises, Lessor shall not be relieved of any preexisting obligations created herein, but such liability shall under no circumstances exceed the value of the Premises at the time of such sale or other disposition.

                  H. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to

Lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("CLAIMANT") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. The rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity; and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

                  I. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent.

                  J. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee.

         20. MORTGAGES.

                  A. Lessee accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the Improvements; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such instrument, then by notice to Lessee from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. In the event any mortgage and/or deed of trust is filed against the Premises, Lessor shall cause such mortgagee, trustee or holder of any such mortgage or deed of trust to execute a subordination and non-disturbance agreement which Lessee shall execute, provided that Lessee shall agree to attornment provisions and other commercially reasonable terms, as Lessor's mortgagee may require in connection with such agreement. Lessee, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

                  B. At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Lessor s interest in the Premises has given Lessee written notice of its interest in this Lease, Lessee may not exercise any remedies for default by Lessor hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and the same time period afforded Lessor to cure such default shall thereafter have elapsed without the default having been cured. Opportunity to cure extended to Lessor's mortgagee may be coincident with the cure period referred to paragraph 19G for defaults by Lessor.

         21. MECHANIC'S LIENS. Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises. Lessee shall be entitled to contest any claims, liens or any other type of encumbrances asserted against the leasehold estate or the Lessee's and/or Lessor's interest in the Premises or this Lease so long as Lessee deposits with Lessor on terms agreeable to Lessor an amount equal to one hundred and fifty percent (150%) of the amount of the asserted claim, lien or encumbrance.

         22. LESSOR'S LIEN.

                  A. Prior to a monetary Event of Default by Lessee, Lessor shall not require Lessee to grant any contractual lien or security interest in Lessee's personal property located at the Premises. At any time subsequent to a monetary Event of Default by Lessee, Lessor shall have the right to require Lessee, upon not less than fifteen (15) days' prior written notice, to grant to Lessor, in addition to any statutory lien for rent in Lessor's favor, a continuing security interest for all rentals and other sums of money becoming due hereunder from Lessee, upon all goods, wares, equipment, fixtures, furniture, inventory, and other personal property of Lessee now or hereafter situated on the Premises, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged. In the event any of the foregoing described property is removed from the Premises in violation of the covenant in the preceding sentence, the security interest shall continue in such property and all proceeds and products, regardless of location. Upon a default hereunder by Lessee in addition to all other rights and remedies, Lessor shall have all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Lessor to Lessee. Lessee hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest created. Lessor and Lessee agree that this Lease and security agreement shall, after the conditions for creation of a security interest are satisfied, serve as a financing statement and that a copy, photographic or other reproduction of this portion of this Lease may be filed of record by Lessor and have the same force and effect as the original. This security agreement and financing statement will also cover fixtures located at the Premises subject to this Lease and legally described in EXHIBIT A and will be filed for record in the real estate records.

                  B. Notwithstanding Paragraph A, Lessor agrees that it will subordinate its security interest and Lessor's lien to the security interest of Lessee's supplier or institutional financial source for as long as the rental account of Lessee under this Lease is current, provided that the subordination must be limited to a specified transaction, identified debt limit, and specified items of the fixtures. equipment or inventory involved in the transaction.

         23. HAZARDOUS MATERIALS. The term "SUBSTANCES", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use, storage, handling, disposal, transportation or removal of which is regulated, restricted, prohibited or penalized by any "ENVIRONMENTAL LAW", which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of health or the environment and shall specifically include, but not be limited to, any "HAZARDOUS SUBSTANCE" as that term is defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and any amendments or successors in function thereto. Lessee hereby agrees that (i) no activity will be conducted on the Premises that will produce any Substance, except for such activities that are part of the ordinary course for Lessee's business activities (the "PERMITTED ACTIVITIES") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor (which approval Lessor may grant or withhold in its sole discretion); Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business provided such Substances are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor (which approval Lessor may grant or withhold in its sole discretion); Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Lessee will not install any underground or aboveground tank of any type; (v) Lessee will not cause any surface or subsurface conditions to come into existence at the Premises, or aggravate surface or subsurface conditions, that constitute, or with the passage of time, may constitute a public or private nuisance; (vi) Lessee will not permit any Substances to be brought onto the Premises, except in accordance with the terms and conditions hereof, and if so brought or found located thereon, the same shall be immediately removed, and properly disposed, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; and (vii) except for compliance obligations resulting from any conditions identified in the Phase I environmental report dated June, 1996, conducted on the Premises prior to Lessee taking possession of the Premises, or from the migration of Hazardous Substances onto the Premises from or through adjoining property, which Lessee or any of Lessee's licensees, invitees, agents, employees. assigns, subtenants, or independent contractors does not cause or aggravate, Lessee shall in all regards comply with Environmental Laws, including, without limitation. meeting any necessary financial responsibility requirements. Prior to any Substance being brought upon or into the Premises, whether Lessor's written permission is required or not, Lessee will provide to Lessor any applicable material safety data sheets regarding said Substance as well as a written description of the amount of such Substance to be brought upon or into the Premises and the common and recognized chemical name of such Substance. Lessee shall bear responsibility for insuring that all record keeping, reporting and remediation responsibilities of Lessee under Environmental Laws relative to Lessee's, or Lessee's licensees', invitees', agents', employees assigns', subtenants', or independent contractors', use of or activity on the Premises. are met and Lessee assumes all such responsibility and liability for such legal compliance. Subject to the notification provisions set forth in Paragraph 13 of this Lease, Lessor or Lessor's representative shall have the right, but not the obligation. to enter the Premises for, among other purposes, the purposes of inspecting the storage, use and disposal of any Substances and to review compliance with all Environmental Laws. Should it be determined, in the exercise of Lessor's reasonable judgment, that any Substances are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as required by applicable Environmental Laws, Lessee will provide Lessor written notification of the release or disposal of any Substance either within the Premises or outside of Lessee's Premises and will also provide Lessor written notice of any pending or threatened litigation concerning the breach or purported breach of any Environmental Laws. If at any time during or after the term of the Lease, the Premises are found to be contaminated by Substances or subject to said conditions, arising from or as a result of Lessee's negligence (whether in whole or in part) or the use at the Premises of any Substances by Lessee or any of Lessee's licensees, invitees, agents, employees, assigns, subtenants, or independent contractors or other activities on the Premises by Lessee or any of Lessee's licensees, invitees agents, employees, assigns, subtenants, or independent contractors, Lessee shall diligently institute proper and thorough investigation, risk assessment, and cleanup procedures in accordance with Environmental Laws at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages, fines, reimbursement, restitution, response costs, cleanup costs, and obligations (including investigative responses and attorney's fees) of any nature resulting therefrom, except to the extent that Lessee may establish that such contamination of the Premises migrated onto the Premises from or through adjoining properties, which Lessee or any of Lessee's licensees, invitees, agents, employees, assigns, subtenants, or independent contractors did not cause or aggravate. The foregoing indemnification and the responsibilities of Lessee shall apply to Lessee regardless of whether they arise from any Permitted Activity or from any Substances, the use of which Lessor approved, and shall survive the termination or expiration of this Lease. Lessor shall be under no obligation to expend any sums or to seek reimbursement to enforce the indemnification obligations of Lessee hereunder.

         Permitted Materials: None.

         Lessee acknowledges and agrees that it shall not be unreasonable for Lessor to withhold its consent to any proposed assignment, subletting, or transfer of Lessee's interest in this Lease if (i) the anticipated use of the Premises by the proposed assignee, subtenant, or transferee (collectively, a "TRANSFEREE") involves the generation, storage, use, treatment, or disposal of Substances; (ii) the proposed Transferee has been required by any prior lessor, lender, or governmental authority to make remedial action in connection with Substances contaminating a property, if the contamination resulted from such Transferee's actions or use of the property in question; or (iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Substance.

         24. MISCELLANEOUS.

                  A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

                  B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject to this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

                  C. Lessor shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes. Lessee shall not be held responsible for delays in the performance of its building repair obligations set forth in Paragraph 5A of this Lease when caused by material shortages, acts of God or labor disputes.

                  D. Lessee agrees, from time to time, within five (5) days after request of Lessor, to deliver to Lessor, or Lessor's designee, a Certificate of Occupancy and an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease. Lessor agrees from time to time, within five (5) days after request of Lessee, to deliver to Lessee, or Lessee's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessee, provided such estoppel certificate is for the benefit of a subtenant or assignee of Lessee's interest under this Lease approved by Lessor in accordance with the terms of this Lease. It is understood and agreed that Lessor's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessee's execution of this Lease.

                  E. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

                  F. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to Base Rent and Operating Expenses as of the expiration or earlier termination of the term of this Lease and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall restore the Premises to good condition and repair, reasonable wear and tear excluded, subject to Paragraph 6. Prior to Lessee vacating the Premises, Lessee shall make all repairs as specified in Paragraph 5 hereof, including but not limited to any repairs necessary so that the heating and air conditioning systems are in good working order. Upon expiration or earlier termination hereof, the Premises shall be delivered to Lessor in broom clean condition. If any and all repairs or restoration required of Lessee hereunder are not completed by the expiration or earlier termination hereof, Lessor may cause the same to be completed and the costs shall be paid by Lessee (including a fifteen percent ( 15%) service charge for arranging for and coordinating such work).

                  Lessee shall also, prior to vacating the Premises, pay to Lessor the amount, as estimated by Lessor, of Lessee's obligation hereunder for all Operating Expenses including, without limitation, taxes, insurance premiums and common area charges for that portion of the year in which the Lease expires or terminates that the Lease was in effect. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee hereunder, with Lessee being liable for any additional costs therefor upon demand by Lessor, or with any excess to be returned to Lessee in accordance with Paragraph 2D after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Lessor may, at Lessor's option, be credited against the amount payable by Lessee under this Paragraph or otherwise handled in accordance with Paragraph 2B hereof.

                  G. If any clause or provision of this Lease is illegal, invalid or unenforceable under the present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

                  H. All references in this Lease to "THE DATE HEREOF" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

                  I. Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than Robert
W. Rice. Broker, and Todd G. Awe TAG Realty (collectively, the "BROKERS"), and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction. Lessor agrees to compensate the Brokers in accordance with the terms of separate agreements.

                  J. If and when included within the term "LESSOR", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "LESSEE", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "LESSOR" and "LESSEE", respectively shall be bound by notices given in accordance with the provisions of Paragraph 25 hereof to the same effect as if each had received such notice.

                  K. Except as expressly provided in Paragraph 26, Lessor and Lessee expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or any other kind arising out of this Lease Agreement and that all express or implied warranties in connection therewith are expressly disclaimed.

                  L. This Lease Agreement shall be construed under the laws of the State of Texas.

                  M. Time is of the essence; and all due dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided.

                  N. As used herein, the term "BINDING ARBITRATION" shall mean an arbitration proceeding before a single arbitrator appointed under the American Arbitration Association rules for construction industry disputes (in the case of any dispute arising under Paragraph I or Rider I related to construction practices) or for commercial disputes (in the case of any other dispute submitted to arbitration hereunder). The Binding Arbitration shall be conducted under the relevant rules of the American Arbitration Association on an expedited basis, unless the parties shall mutually agree otherwise, and shall take place in Dallas, Texas. The arbitrator shall have the discretion to award attorneys' fees and arbitration costs to either party based on facts in evidence, but in the absence of such an award, each party shall pay its own attorneys' fees and arbitration costs shall be paid in equal shares by the parties.

         25. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Lessor to Lessee or with reference to the sending, mailing or delivering of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

                  A. All Rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor, or otherwise satisfied by offset as provided in Paragraphs 1A and 19G. In addition to Base Rent due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

                  B. All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

                  C. Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

         26. ADDITIONAL PROVISIONS.

                  A. See RIDERS 1 AND 2 attached hereto and incorporated herein by reference for all purposes.

                  B. Lessor will use best efforts to receive property tax abatements and/or rebates from the City of Carrollton, Denton County, and the school district in which the Premises are located, any and all of which, if obtained, will be passed to Lessee.

                  C. Provided Lessee is not in default at the time such rent installment falls due, the Base Rent obligation for the 13th month, and one half the Base Rent obligation for the 25th month, following the commencement date shall be abated.

                  D. The Land area and configuration shall be subject to alteration at such time as the Lessee approves the Final Plans for the Premises, and the boundaries of the Land included within the Premises shall be adjusted to the tract boundaries determined by the Lessor's architect to comply with zoning and subdivision ordinances applicable to the Premises at the time such Final Plans are approved by Lessee. Lessee agrees to execute an amendment of this Lease coincident with its approval of the Final Plans memorializing the boundaries of the Land in accordance with the terms of this Lease.

                  E. Any assessments by a governmental authority for the widening of International Parkway shall be excluded from Taxes which are subject to reimbursement by Lessee under this Lease.

                  F. Lessor represents and warrants that as of the date hereof and as of the commencement date hereof, (a) the Premises have adequate legal access to abutting public highways, streets, and roads; (b) Lessor does not have knowledge of any pending or threatened governmental or private proceedings which would impair or result in the termination of access from the Premises to abutting public highways, streets, and roads; (c) as of the commencement date, there will be available adequate water, electrical, sewage, and gas utility service required for the intended use of the Premises; (d) Lessor has no knowledge of any pending or deferred special assessment affecting the Premises; and (e) there are no special taxes or assessments which are proposed, adopted, or currently a lien against the Premises

         27. ATTACHMENTS.

                  The following are attached to this Lease and shall constitute a part hereof:

                  EXHIBIT A - Land

                  EXHIBIT B - Site Plan and Floor Plan
                              Representative Elevations
                              Base Building Standard Specifications
                              Base Building Lessee-Specific Specifications

                  RIDER l - Option for Expansion of Premises

                  SCHEDULE R1 - Option Price Multiplier

                  RIDER 2 - Option for Renewal of Term

         EXECUTED BY LESSOR, this 23rd day of August, 1996.


Attest/Witness                        CB MIDWAY INTERNATIONAL
                                      PARTNERS, LTD., a Texas limited
                                      partnership

                                      By:  13BCO, Inc., a Texas corporation,
                                           general partner

/s/ Jill M. McDonald                  By:  /s/ Barbara A. Erhart
----------------------------------       ---------------------------------------
                                         Name:  Barbara A. Erhart
                                              ----------------------------------
Name:  Jill M. McDonald                  Title:  Vice President
       ---------------------------             ---------------------------------


                                      ADDRESS:
                                      4800 W. Texas Commerce Bank Tower
                                      2200 Ross Avenue
                                      Dallas, Texas 75201

                                      "LESSOR AND SECURED PARTY"

         EXECUTED BY LESSEE, this 23rd day of August, 1996.
Attest/Witness                        GADZOOKS, INC.
                                      a Texas corporation

/s/ T. Michelle Peters                By:  /s/ Jerry Szczepanski
----------------------------------       ---------------------------------------
                                         Name:  Jerry Szczepanski
                                              ----------------------------------
Name:  T. Michelle Peters                Title:  Chairman of the Board and Chief
       ---------------------------             ---------------------------------

                                      ADDRESS:
                                      4801 Spring Valley Road, Suite 108B
                                      Dallas, Texas 75244

                                      "LESSEE AND DEBTOR"

                                     RIDER 1

                     TO STANDARD INDUSTRIAL LEASE AGREEMENT
                                 BY AND BETWEEN
               CB MIDWAY INTERNATIONAL PARTNERS, LTD., AS LESSOR,
                                       AND
                            GADZOOKS, INC., AS LESSEE



                        OPTION FOR EXPANSION OF PREMISES

         The Lessor hereby grants to Lessee the right and option to lease expanded premises on the following terms:

         1. For purposes of this Rider, the following definitions shall apply:

                  A. "EXPANSION IMPROVEMENTS" shall mean the improvements to be constructed adjacent to the Improvements under the terms of this Rider.

                  B. "EXPANSION OPTION" shall mean the right and option granted by Lessor to Lessee under the terms of this Rider.

                  C. "EXPANSION PREMISES" shall mean the additional land out of the Option Tract required by applicable governmental authorities as a building site for the Expansion Improvements, together with the Expansion Improvements.

                  D. "EXPANSION RENT" shall mean the additional Base Rent payable under the terms of this Rider over the Expansion Term for rental of the Expansion Premises (excluding Base Rent for the original Premises, which shall be adjusted as provided in Paragraph 5 of this Rider).

                  E. "EXPANSION TERM" shall mean the ten (10) year period commencing upon Substantial Completion of the Expanded Improvements and continuing through the last day of the calendar month ten (10) years after the date of such Substantial Completion.

                  F. "OPTION TRACT" shall mean that portion of the tract of land described on Exhibit A attached to this Lease containing 349,549 square feet out of which Lessor shall determine the land area and configuration to be included within the Expansion Premises.

                  G. "10-YEAR MORTGAGE CONSTANT" shall mean the mortgage constant at the time of Lessee's notice of exercise of the Expansion Option associated with mortgage loans made available by the following institutional lenders (or the successors of any such lenders) for loans with loan terms of ten (10) years or more for properties similar to the Premises, in Lessor's judgment, amortized over periods of no more than twenty-five (25) years: Metropolitan Life Insurance Company; Prudential Life Insurance Company; and The Principal Financial Group.

                  H. "TOTAL EXPANSION COSTS" shall mean all costs and fees reasonably or necessarily incurred or actually payable by Lessor, or otherwise requested or authorized by Lessee, in designing, constructing, financing, and otherwise providing the Expansion Premises to Lessee. Total Expansion Costs shall include (without implied limitation) (i) the agreed land cost for the site of the Expansion Premises in accordance with Schedule R1 attached to this Rider; (ii) the cost of designing, engineering, and constructing the shell Expansion Improvements in accordance with plans and specifications approved by Lessee and accepted by Lessor; (iii) the cost of designing and constructing the interior finishes (if any) to the Expansion Improvements in accordance with plans and specifications approved by Lessee and accepted by Lessor; (iv) loan fees, interest and other financing costs payable in connection with items (ii) and (iii); (v) commission costs of Lessor equal to an aggregate of 6.75% of the Expansion Rent (4.5% collectively for Robert W. Rice, Broker, and Todd G.Awe/ TAG Realty, plus 2.25% for Trammell Crow Company); and (vi) a development fee equal to 4% of items (ii) and (iii).

         2. The Expansion Option may be exercised at any time during the Primary Term upon written notice to Lessor. The Lessee's notice shall identify the square footage proposed by Lessee for the Expansion Improvements.

         3. Within thirty (30) days after Lessee's notice of the exercise of the Expansion Option, or as soon thereafter as is practicable, Lessor shall calculate the adjusted Base Rent and Expansion Rent to become payable during the Expansion Term and furnish Lessee with the calculation. If Lessee shall not approve Lessor's Expansion Rent calculation, Lessee shall so notify Lessor within ten (10) days of receipt thereof and Lessee's exercise of the Expansion Option shall be deemed to be revoked and terminated for all purposes. If Lessee shall approve Lessor's Expansion Rent calculation, Lessee shall so notify Lessor within ten ( 10) days of receipt thereof and Lessor shall prepare for Lessee's execution a restated lease agreement incorporating the adjusted Base Rent, the Expansion Rent, a site plan and preliminary design plans for the Expansion Premises and Expansion Improvements, the Expansion Term, and other terms set forth in this Rider, and otherwise based on the terms of the Lease to which Lessor and Lessee are then subject.

         4. The Lease term shall be extended to be co-terminus with the Expansion Term. The Expansion Rent payable over the initial five (5) years of the Expansion Term shall be calculated by multiplying (a) the Total Expansion Costs times (b) the sum of the 10-Year Mortgage Constant plus three hundred
(300) basis points, and dividing the product by (c) .98, and adding to the resulting quotient $.05 per square foot of building area in the Expansion Improvements, as determined in accordance with the terms of the Lease. The Expansion Rent payable over the second five (5) years of the Expansion Term shall equal the product of the Expansion Rent initially payable, multiplied by 1.15.

         5. From and after Substantial Completion of the Expansion Improvements, the Base Rent for rental of the original Premises (prior to construction of, and excluding, the Expansion Premises) shall be: (a) prior to expiration of the original ten (10) year Primary Term, without extension based on the Lessee's exercise of the Expansion Option, the Base Rent payable in accordance with Paragraph 2A of the Lease; and (b) during the extended portion of the Primary

Term subsequent to expiration of the original ten (10) year Primary Term (as provided in Paragraph 1E of this Rider 1), a sum escalated annually, on each anniversary of the first day of the month after the month in which Substantial Completion of the Expansion Improvements occurs, equal to the product of 1.03 multiplied by the Base Rent payable in the immediately preceding twelve (12) month period. The first escalation of the Base Rent shall occur effective as of the first day of the month after the later to occur of (a) the expiration of the original Primary Term of the Lease, and (b) the month in which Substantial Completion of the Expansion Improvements occurs.

         6. Lessee shall have the right to determine the square footage within the Expansion Improvements, provided that such area shall be no smaller than 80,000 square feet and no larger than 162,000 square feet without the prior written consent of Lessor. For purposes of calculating the Total Expansion Costs, the land incorporated into the Expansion Premises shall be the minimum land area required by zoning and subdivision ordinances then applicable to the Expansion Premises, shall not be greater than two (2) times the square footage of the Expansion Improvements, and shall be configured out of the Option Tract as determined by Lessor in Lessor's sole and absolute discretion

         7. The provisions of Paragraph I of the Lease shall govern the planning, design and construction of the Expansion Improvements and the Lessee's acceptance thereof. The adjusted Base Rent for the original Premises and the Expansion Rent shall commence to accrue upon the Substantial Completion of such Expansion Improvements and shall be payable as provided in Paragraph 2 of the Lease. At the same time, Operating Expenses payable by Lessee shall be increased in accordance with the increased building area within the Expansion Premises.

         8. Prior to exercise of the Expansion Option, the Lessee shall have the right to cancel the Expansion Option periodically as of any anniversary date of the commencement date of the Lease upon a minimum of thirty (30) days advance written notice. Time is of the essence in connection with such cancellation notice. So long as the Expansion Option shall continue, the option price referred to in Paragraph 2C of the Lease shall be payable as a portion of the Operating Expenses due under the Lease. After cancellation, the Operating Expenses payable in the last five (5) years of the Primary Term (or the remainder thereof following the cancellation of the Expansion Option) shall be reduced by the amount of the option price, as provided in Paragraph 2D of the Lease.

         9. If Lessee exercises its Expansion Option and the land area which Lessor determines to be required within the Expansion Premises is less than the aggregate area within the Option Tract, the Expansion Option shall be preserved with respect to the remainder of the Option Tract and may be exercised by Lessee from time to time, subject to the terms of this Rider (and the Lease). The annual Option Price referred to in Paragraph 2C of the Lease shall be reduced to the product of the square footage of remaining land area within the Option Tract, after a portion thereof is utilized for the Lessee's initial expansion, multiplied by $.125. The monthly installment of the Option Price payable by Lessee shall be reduced accordingly.

                                   SCHEDULE R1

                      TO STANDARD INDUSTRIAL LOGO AGREEMENT
                                 BY AND BETWEEN
               CB MIDWAY INTERNATIONAL PARTNERS, LTD., AS LESSOR,
                                       AND
                            GADZOOKS, INC., AS LESSEE



The area and configuration of land used for the Expansion Premises shall not be greater than two (2) times the square footage of the Expansion Improvements. The land cost per square foot (p.s.f.) includable in the land cost item of Total Expansion Costs shall be based on the following schedule:

               Option Exercise at
                     Months                                 Land Cost P.S.F.
                     ------                                 ----------------
                     1-12                                         $2.50
                     13-24                                        $2.75
                     25-36                                        $3.00
                     37-48                                        $3.25
                     49-60                                        $3.50
                     61-72                                        $3.625
                     73-84                                        $3.75
                     85-96                                        $3.875
                     97-108                                       $4.00
                     109-120                                      $4.125

                                     RIDER 2

                     TO STANDARD INDUSTRIAL LEASE AGREEMENT

                                 BY AND BETWEEN

               CB MIDWAY INTERNATIONAL PARTNERS, LTD., AS LESSOR,

                                       AND

                            GADZOOKS, INC., AS LESSEE



                           Option for Renewal of Term



         Lessor hereby grants to Lessee the right and option to extend the term of this Lease for two (2) consecutive terms (each referred to herein as a "Renewal Term") of five (5) years each on the following terms:

         1. For purposes of this Rider, the following definitions shall apply:

                  A. "COMPARABLE BUILDINGS" shall mean office/warehouses of a comparable design, age, size, and construction method to the Improvements, with amenities and deferred maintenance (if any) reasonably comparable to that of the Improvements, and with similar functionality and market appeal, in the same market area.

                  B. "RENEWAL OPTION" shall mean the right and option to renew the Lease term in accordance with the terms and conditions of this Rider 2.

         2. The renewal option shall be exercised by Lessee by delivering written notice of the exercise thereof to Lessor at least six (6) months prior to the beginning of the Renewal Term provided that at the time such notice shall be given and at the commencement of the Renewal Term, Lessee shall not be in default under this Lease, after taking into account all applicable cure periods. and this Lease shall then be in full force and effect. Time is of the essence in the exercise of the Renewal Option. Upon delivery of such notice and subject to the conditions set forth in the preceding sentence. this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except as otherwise provided in this Rider 2.

         3. The first Renewal Term shall begin on the day following expiration of the primary ten (10) year term hereof, or the Expansion Term, if later, and terminate on the last day of the month during which the fifth anniversary of the commencement of such Renewal Term occurs. The second Renewal Term shall begin on the day following expiration of the first Renewal Term.

         4. The Base Rent payable for each Renewal Term shall be the prevailing market rental payable by lessees for space in Comparable Buildings as of the date of Lessee's exercise of the Renewal Option (the "Market Rent"), as determined by Lessor. Lessor shall notify Lessee of its determination of the Market Rent within thirty (30) days after Lessee's exercise of the Renewal Option. If Lessee accepts such determination, Lessee shall notify Lessor within fifteen ( 15) days and the parties shall promptly execute an amendment of the Lease confirming Base Rent for the Renewal Term. If Lessee does not accept such determination, Lessee shall notify Lessor within fifteen (15) days and Lessee's exercise of the Renewal Option shall be deemed to be void and of no further force or effect. The Renewal Option shall terminate effective as of the date of Lessee's notice of nonacceptance.

         5. Lessor shall not be liable or responsible for payment of any interior finish allowances or other incentive payment set forth in this Lease upon the commencement of any Renewal Term. Lessee shall be entitled to a maximum of two (2) Renewal Terms. Lessor shall take account of such factors in its determination of Market Rent.

                                    [PICTURE]

                                    EXHIBIT A

                     TO STANDARD INDUSTRIAL LEASE AGREEMENT
                                 BY AND BETWEEN
               CB MIDWAY INTERNATIONAL PARTNERS, LTD., AS LESSOR,
                          AND GADZOOKS, INC., AS LESSEE

      LEGAL DESCRIPTION OF LAND (BOUNDARY DESCRIPTION AND BOUNDARY SKETCH)

                                    EXHIBIT A

                                LEGAL DESCRIPTION
                                15.828 ACRE TRACT


BEING a tract of land in the D. Andrew Survey, Abstract No. 1455, and the G. Syms Survey, Abstract No. 1200, situated in the City of Carrollton, Denton County, Texas and being part of a 46,406 acre tract of land conveyed to CB Midway/Parkway Investors, Ltd. by the deed recorded in Denton County Clerk's File No. 94-R0025237 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

COMMENCING at a point in the intersection of the east right-of-way line of Marsh Lane (100' right-of-way) with the northerly right-of-way line of A.T. & S.F. Railroad (150' right-of-way) for the west corner of a tract of land described in the deed to Bent Tree Bible Fellowship (B.T.B.F.), recorded in Denton County Clerk's File No. 94-0074327 of the Real Property Records of Denton County, Texas and the beginning of a curve to the left, having a central angle of 07 degrees 35 minutes 42 seconds, a radius of 5654.70 feet and a chord bearing and distance of South 45 degrees 42 minutes 31 seconds East, 749.03 feet;

THENCE, Southeasterly along said curve to the left and along the north line of said A.T. & S.F. Railroad right-of-way, an arc distance of 749.57 feet to the POINT OF BEGINNING;

THENCE, leaving the northerly right-of-way line of said A.T. & S.F. Railroad and with the south line of the B.T.B.F. tract, North 61 degrees 46 minutes 54 seconds East, a distance of 1193.69 feet to a point in the southwesterly right-of-way line of International Parkway (100' right-of-way) for the southeast corner of said B.T.B.F. tract and a point on a curve to the left, having a central angle of 20 degrees 01 minutes 24 seconds, a radius of 1843.46 feet and a chord bearing and distance of South 38 degrees 13 minutes 48 seconds East,
640.97 feet;

THENCE southeasterly with the southwest right-of-way line of said International Parkway and said curve, an arc distance of 644.24 feet to a point for a corner;

THENCE, South 61 degrees 46 minutes 54 seconds West, departing said southwest right-of-way line of International Parkway, a distance of 1013.29 feet to a point on a circular curve to the right having a central angle of 07 degrees 03 minutes 02 seconds, a radius 5654.70 feet, and whose chord bears North 53 degrees 01 minutes 53 seconds West a distance of 695.41 feet, said point being in the northeastern right-of-way line of said A.T. & S.F. Railroad;

THENCE, Northwesterly, along the northeastern right-of-way line of said A.T. & S.F. Railroad, a distance of 695.85 feet to the POINT OF BEGINNING AND CONTAINING 689,482 square feet or 15.828 acres of land more or less.

                                     [PLAT]

                                    EXHIBIT B

                     TO STANDARD INDUSTRIAL LEASE AGREEMENT
                                 BY AND BETWEEN
                CB MIDWAY INTERNATIONAL PARTNERS, LTD. AS LESSOR,
                                       AND
                            GADZOOKS, INC., AS LESSEE


The following materials are attached to this Lease and incorporated herein by reference for all purposes:

         1. Architectural site plan and floor plan prepared by Good Fulton & Farrell Architects for Gadzooks, Inc. (Sheet nos. A0.01, A2.01, and A2.02).

         2.       Building elevation (northeast).

         3.       Based Building Standard Specifications:

                  a. Standard Shell Building Specifications/Dallas, Texas prepared by the Billingsley Company (July 1996 version), consisting of pages TOC -- 1 to 05200-3.

                  b. Tenant Construction Guide prepared by Billingsley Property Services, Inc. (November 13, 1992 version), consisting of pages 1-41 and attached exhibits.

         4.       Base Building Lessee-Specific Specifications:

                  Tenant-Specific Building Specifications prepared by Pritchard Associates, Inc. (8/22/96).

                                     [PLAT]

                           [FLOOR PLAN -- FIRST FLOOR]

                          [FLOOR PLAN -- SECOND FLOOR]

                    TENANT - SPECIFIC BUILDING SPECIFICATIONS

============================================ ==================================
                   ITEM                                  GADZOOKS
============================================ ==================================
Bay Size                                                 40' x 44'
-------------------------------------------- ----------------------------------
Dock Seals                                                  16
-------------------------------------------- ----------------------------------
Dock Doors                                          16 Insulated Doors
-------------------------------------------- ----------------------------------
Floor Flatness                                           FF25 FL20
-------------------------------------------- ----------------------------------
Floor Flatness (30,000 sf)*                              FF35 FL50
-------------------------------------------- ----------------------------------
Fire Protection                                            ESFR
-------------------------------------------- ----------------------------------
Elevator                                                    Yes
-------------------------------------------- ----------------------------------
Truck Court                                            All Concrete
-------------------------------------------- ----------------------------------
Warehouse Lighting                              (160) 400 watt Metal Halide
-------------------------------------------- ----------------------------------
Office Mezzanine                                         15,000 sf
-------------------------------------------- ----------------------------------
Floor Seal                                              Lipidolith
-------------------------------------------- ----------------------------------
Warehouse HVAC                                         1 ton 400 sf
-------------------------------------------- ----------------------------------
Roof Deck Insulation                                      R - 10
-------------------------------------------- ----------------------------------
Patio Area                                                  Yes
-------------------------------------------- ----------------------------------
Clear Height                                            24' minimum
-------------------------------------------- ----------------------------------
1 Ramped and Drive-In Door*                              12' x 14'
-------------------------------------------- ----------------------------------
Leave Out Wall Panel                                For Trash Compactor
-------------------------------------------- ----------------------------------
Dock Boards/Leverlers*                                      16
-------------------------------------------- ----------------------------------

    * These items are not considered part of the base building to be provided by landlord. These items will be bid as part of the base building and the cost, if Tenant decides to proceed with the item, will be paid by Tenant.



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